--------------------------------------------------------------------------------

         INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                                   ISSUED BY
                    PROVIDENT MUTUAL LIFE INSURANCE COMPANY
         HOME OFFICE: 1050 WESTLAKES DRIVE, BERWYN, PENNSYLVANIA 19312
                            TELEPHONE (610) 407-1717
      ADMINISTRATIVE OFFICE: 300 CONTINENTAL DRIVE, NEWARK, DELAWARE 19713

                           TELEPHONE: 1-800-688-5177


--------------------------------------------------------------------------------

     This Prospectus describes the individual flexible premium deferred variable annuity contract ("Contract") being offered by Provident Mutual Life Insurance Company ("Provident Mutual"), a life insurance company domiciled in Pennsylvania. The Contract may be sold to or in connection with retirement plans which may or may not qualify for special Federal tax treatment under the Internal Revenue Code.


     Premiums and Contract Values will be allocated, as designated by the Owner, to one or more of the Subaccounts of the Provident Mutual Variable Annuity Separate Account (the "Variable Account"), or the Guaranteed Account (which is part of Provident Mutual's General Account and pays interest at declared rates guaranteed to equal or exceed 3%), or both. The assets of each Subaccount will be invested solely in a corresponding Portfolio of a designated mutual fund (the "Funds"). The Funds available under the Contract are: Market Street Fund, Inc.; Variable Insurance Products Fund; Variable Insurance Products Fund II; Scudder Variable Life Investment Fund; OCC Accumulation Trust; Dreyfus Variable Investment Fund; The Dreyfus Socially Responsible Growth Fund, Inc.; and Federated Insurance Series. The accompanying Prospectuses for the Funds describe the Portfolios of such Funds. The Contract Account Value prior to the Maturity Date, except for amounts in the Guaranteed Account, will vary according to the investment performance of the Portfolios of the Funds in which the selected Subaccounts are invested. The Owner bears the entire investment risk of amounts allocated to the Variable Account.



     This Prospectus sets forth basic information about the Contract and the Variable Account that a prospective investor ought to know before investing. Additional information about the Contract and the Variable Account is contained in the Statement of Additional Information, which has been filed with the Securities and Exchange Commission. The Statement of Additional Information is dated the same as this Prospectus and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on Page 36 of this Prospectus. You may obtain a copy of the Statement of Additional Information free of charge by writing to or calling Provident Mutual at the address or phone number for its Administrative Office shown above.

                                ---------------

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE FUNDS.
                                ---------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
      ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.
                                ---------------


                   THE DATE OF THIS PROSPECTUS IS MAY 1, 1997

                               TABLE OF CONTENTS


                                                                                       PAGE
                                                                                       ----
Definitions..........................................................................     1
Table of Expenses....................................................................     2
Summary..............................................................................     7
Condensed Financial Information......................................................     9
The Company, Variable Account and Funds..............................................    10
     Provident Mutual Life Insurance Company.........................................    10
     The Provident Mutual Variable Annuity Separate Account..........................    10
     The Funds.......................................................................    11
          Market Street Fund, Inc....................................................    11
          Variable Insurance Products Fund and Variable Insurance Products Fund II...    12
          Scudder Variable Life Investment Fund......................................    13
          OCC Accumulation Trust.....................................................    14
          Dreyfus Variable Investment Fund...........................................    14
          Federated Insurance Series.................................................    15
          Resolving Material Conflicts...............................................    15
          Addition, Deletion or Substitution of Investments..........................    16
Description of Annuity Contract......................................................    16
     Issuance of a Contract..........................................................    16
     Premiums........................................................................    17
     Free Look Period................................................................    17
     Allocation of Premiums..........................................................    17
     Variable Account Value..........................................................    17
     Transfer Privilege..............................................................    18
     Withdrawals and Surrender.......................................................    20
     Death Benefit Before Maturity Date..............................................    21
     Proceeds on Maturity Date.......................................................    22
     Payments........................................................................    22
     Modification....................................................................    23
     Reports to Contract Owners......................................................    23
     Contract Inquiries..............................................................    23
The Guaranteed Account...............................................................    23
     Minimum Guaranteed and Current Interest Rates...................................    24
     Transfers from Guaranteed Account...............................................    24
     Payment Deferral................................................................    24
Charges and Deductions...............................................................    24
     Surrender Charge (Contingent Deferred Sales Charge).............................    24
     Administrative Charges..........................................................    26
     Transfer Processing Fee.........................................................    26
     Mortality and Expense Risk Charge...............................................    26
     Other Charges Including Investment Advisory Fees of the Funds...................    26
     Premium Taxes...................................................................    26
     Other Taxes.....................................................................    27
Payment Options......................................................................    27
     Election of Options.............................................................    27
     Description of Options..........................................................    27
Yields and Total Returns.............................................................    28

                                                                                       PAGE
                                                                                       ----
Federal Tax Status...................................................................    29
     Introduction....................................................................    29
     Tax Status of the Contract......................................................    30
     Taxation of Annuities...........................................................    31
     Transfers, Assignments or Exchanges of a Contract...............................    32
     Withholding.....................................................................    32
     Multiple Contracts..............................................................    33
     Taxation of Qualified Plans.....................................................    33
     Restrictions under Qualified Contracts..........................................    34
     Possible Charge for Provident Mutual's Taxes....................................    34
     Other Tax Consequences..........................................................    34
Distribution of Contracts............................................................    34
Legal Proceedings....................................................................    35
Voting Rights........................................................................    35
Financial Statements.................................................................    35
Statement of Additional Information Table of Contents................................    36

                                  DEFINITIONS

ADMINISTRATIVE OFFICE.......   Provident Mutual's office where annuity contracts
                               are administered located at 300 Continental
                               Drive, Newark, Delaware 19713.

ANNUITANT...................   The person whose life determines the annuity
                               benefits payable under the Contract and whose death determines the death benefit.

BENEFICIARY.................   The person to whom the proceeds payable on the
                               death of the Owner or the Annuitant will be paid.

CASH SURRENDER VALUE........   The Contract Account Value less any applicable
                               surrender charge and any applicable Premium Tax
                               Charge.

CONTRACT ACCOUNT VALUE......   The sum of the Variable Account Value and the
                               Guaranteed Account Value.

CONTRACT YEARS, MONTHS, AND
 ANNIVERSARIES..............   Are measured from the Contract Date.

GUARANTEED ACCOUNT..........   This account is part of Provident Mutual's
                               General Account and is not part of nor dependent upon the investment performance of the Variable
                               Account.

MATURITY DATE...............   The date when the Contract Account Value will be
                               applied under a Payment Option, unless the Owner has elected to receive a lump sum payment of the Cash Surrender Value.

NON-QUALIFIED CONTRACT......   A Contract that is not a "Qualified Contract."

OWNER.......................   The person entitled to exercise all rights and
                               privileges provided in the Contract.

QUALIFIED CONTRACT..........   A Contract that is issued in connection with
                               plans that qualify for special Federal income tax treatment under sections 401, 403, or 408 of the Internal Revenue Code of 1986, as amended.

SUBACCOUNT..................   The Variable Account has Subaccounts; the assets
                               of each Subaccount are invested in a
                               corresponding Portfolio of a designated mutual fund.

VALUATION DAY...............   Each day on which valuation of the assets of a
                               Subaccount is required by applicable law.

VALUATION PERIOD............   The period that starts at the close of business
                               on one Valuation Day and ends at the close of business on the next succeeding Valuation Day.

VARIABLE ACCOUNT............   Provident Mutual Variable Annuity Separate
                               Account which is not part of Provident Mutual's
                               General Account. The Variable Account has
                               Subaccounts each of which is invested in a corresponding Portfolio of a designated mutual fund.

WRITTEN NOTICE..............   A written request or notice in a form
                               satisfactory to Provident Mutual which is signed by the Owner and received at the Administrative
                               Office.

                               TABLE OF EXPENSES

     The following information regarding expenses assumes that the entire Contract Account Value is in the Variable Account.

CONTRACT OWNER TRANSACTION EXPENSES
Sales Load Imposed on Premiums.........  none
Maximum Contingent Deferred Sales
  Charge (as a percentage of amount
  surrendered or withdrawn)(1).........     6%
                                            No fee for first twelve transfers in Contract Year;
                                           $25 fee for each transfer thereafter during Contract
Transfer Processing Fee................                                                   Year.
ANNUAL ADMINISTRATION FEE..............                                $30.00 per Contract Year
VARIABLE ACCOUNT ANNUAL EXPENSES
  (as a percentage of Variable Account
  Value)
Mortality and Expense Risk Charges.....  1.25%
Account Fees and Expenses(2)...........   .15%
                                          ---
Total Variable Account
  Annual Expenses......................  1.40%


                                                             MONEY                                     AGGRESSIVE
                                            GROWTH           MARKET          BOND          MANAGED       GROWTH       INTERNATIONAL
                                           PORTFOLIO        PORTFOLIO      PORTFOLIO       PORTFOLIO   PORTFOLIO        PORTFOLIO
                                        ---------------     --------     -------------     -------     ----------     -------------
MARKET STREET FUND ANNUAL EXPENSES
  (as a percentage of average net
  assets)
Management Fees
  (Investment Advisory Fees)...........       0.33%            0.25%          0.35%          0.40%        0.47%            0.75%
Other Expenses.........................       0.17%            0.19%          0.21%          0.20%        0.21%            0.30%
                                            ------          --------        ------         -------       -----            -----
Total Fund Annual Expenses.............       0.50%            0.44%          0.56%          0.60%        0.68%            1.05%



                                             HIGH            EQUITY
                                            INCOME           INCOME         GROWTH
                                           PORTFOLIO        PORTFOLIO      PORTFOLIO
                                        ---------------     --------     -------------
VARIABLE INSURANCE PRODUCTS FUND
  ANNUAL EXPENSES(4)
  (as a percentage of average net
  assets)
Management Fees
  (Investment Advisory Fees)...........       0.60%            0.51%          0.60%
Other Expenses
  (after reimbursements)(3)............       0.11%            0.05%          0.07%
                                            ------          --------        ------
Total Fund Annual Expenses
  (after reimbursement)(3).............       0.71%            0.56%          0.67%

                                             ASSET           INDEX
                                            MANAGER           500         CONTRAFUND
                                           PORTFOLIO        PORTFOLIO      PORTFOLIO
                                        ---------------     --------     -------------
VARIABLE INSURANCE PRODUCTS FUND II
  ANNUAL EXPENSES(4)
  (as a percentage of average net
  assets)
Management Fees
  (Investment Advisory Fees)...........       0.64%            0.28%          0.61%
Other Expenses
  (after reimbursement)(3).............       0.09%            0.00%          0.10%
                                            ------          --------        ------
Total Fund Annual Expenses
  (after reimbursement)(3).............       0.73%            0.28%          0.71%



                                                            GROWTH &
                                             BOND            INCOME      INTERNATIONAL
                                           PORTFOLIO        PORTFOLIO      PORTFOLIO
                                        ---------------     --------     -------------
SCUDDER VARIABLE LIFE INVESTMENT FUND
  ANNUAL EXPENSES(4)
  (as a percentage of average net
  assets)
Management Fees
  (Investment Advisory Fees)...........       0.47%            0.48%          0.87%
Other Expenses.........................       0.14%            0.18%          0.18%
                                            ------          --------        ------
Total Fund Annual Expenses.............       0.61%            0.66%          1.05%



                                                             SMALL
                                            EQUITY            CAP           MANAGED
                                           PORTFOLIO        PORTFOLIO      PORTFOLIO
                                        ---------------     --------     -------------
OCC ACCUMULATION TRUST
  ANNUAL EXPENSES(4)
  (as a percentage of average net
  assets
Management Fees
  (after fee waiver)(3A)...............       0.63%            0.69%          0.74%
Other Expenses
  (after reimbursement)(3A)............       0.30%            0.24%          0.10%
                                            ------          --------        ------
Total Fund Annual Expenses
  (after reimbursement)(3A)............        9.3%             9.3%          0.84%



                                          ZERO COUPON        GROWTH        SOCIALLY
                                             2000            INCOME       RESPONSIBLE
                                           PORTFOLIO        PORTFOLIO      PORTFOLIO
                                        ---------------     --------     -------------
DREYFUS VARIABLE INVESTMENT FUND
  ANNUAL EXPENSES(4)
  (as a percentage of average net
  assets)
Management Fees
  (Investment Advisory Fees)...........       0.45%            0.75%          0.72%
Other Expenses.........................       0.21%            0.08%          0.24%
                                            ------          --------        ------
Total Fund Annual Expenses.............       0.66%            0.83%          0.96%

                                           FUND FOR
                                          U.S. GOVN'T       UTILITY
                                         SECURITIES II      FUND II
                                           PORTFOLIO        PORTFOLIO
                                        ---------------     --------
FEDERATED INSURANCE SERIES
  ANNUAL EXPENSES(4)
  (as a percentage of average net
  assets)
Management Fees
  (Investment Advisory Fees)...........       0.45%            0.75%
Other Expenses.........................       0.21%            0.08%
                                            ------          --------
Total Fund Annual Expenses.............       0.66%            0.83%


     Premium taxes may be applicable, depending on various states' laws.


     The above tables are intended to assist the Owner in understanding the costs and expenses that will be borne by the Contract Owner, directly or indirectly. The tables reflect expenses of the Variable Account as well as for the Funds for the 1996 calendar year. For a more complete description of the various costs and expenses, see "Charges and Deductions," Page 24.

---------------

 (1) A surrender charge is deducted only if a withdrawal or surrender occurs during the first six Contract Years; no surrender charge is deducted for a withdrawal or surrender in Contract Years seven and later. For the first Contract Year, the maximum charge is 6% of the amount withdrawn or surrendered. Thereafter, the surrender charge decreases by 1% each subsequent Contract Year until it is zero in Contract Year seven. The maximum total surrender charge will not exceed 8 1/2% of the total gross premiums paid under the Contract. Subject to certain restrictions, after the first Contract Year up to 10% of the Contract Account Value as of the beginning of a Contract Year may be surrendered or withdrawn without charge in such Contract Year. (See "Surrender Charge," Page 24.)

 (2) Asset-based administration charge.

 (3) For certain portfolios, certain expenses were reimbursed during 1996. It is anticipated that expense reimbursement and fee waiver arrangements will continue past the current year. Absent the expense reimbursement, the 1996 Other Expenses and Total Annual Expenses would have been 0.07%, 0.58% respectively, for the Fidelity Equity Income Portfolio, 0.09%, 0.69%, respectively, for the Fidelity Growth Portfolio, 0.17%, 0.93%, respectively, for the Fidelity Overseas Portfolio, 0.10%, 0.74%, respectively, for the Fidelity Asset Manager Portfolio, 0.16%, 0.44%, respectively, for the Fidelity Index 500 Portfolio and 0.13%, 0.74%, respectively, for the Fidelity Contrafund Portfolio. Similar expense reimbursement and fee waiver arrangements were also in place for the other Portfolios and it is anticipated that such arrangements will continue past the current year. However, no expenses were reimbursed or fees waived during 1996 for these Portfolios because the level of actual expenses and fees never exceeded the thresholds at which the reimbursement and waiver arrangements would have become operative.


(3A) Effective May 1, 1996, the expenses of the Portfolios of the OCC Accumulation Trust are contractually limited by OpCap Advisors so that their respective annualized operating expenses of these Portfolios do not exceed 1.25% of their respective average daily net assets. Furthermore, through April 30, 1997, the annualized operating expenses of the OCC Accumulation Trust Equity, Managed, and Small Cap Portfolios have been voluntarily limited by OpCap Advisors so that annualized operating expenses of these Portfolios do not exceed 1.00% of their respective average daily net assets. Without such voluntary expense limitations, the Management Fees, Other Expenses and the Total Portfolio Annual Expenses incurred for the fiscal year ended December 31, 1996 would have been: 0.74%, 0.31% and 1.05%, respectively, for the Equity Portfolio; 0.75%, 0.26% and 1.01%, respectively, for the Managed Portfolio; and 0.75%, 0.10% and 0.85%, respectively, for the Small Cap Portfolio.


 (4) The fee and expense information regarding the Funds was provided by those Funds. The Variable Insurance Products Fund, the Variable Insurance Products Fund II, the Scudder Variable Life Investment Fund, the OCC Accumulation Trust, the Dreyfus Variable Investment Fund and the Federated Insurance Series are not affiliated with Provident Mutual. While Provident Mutual has no reason to doubt the accuracy of these figures provided by these non-affiliated Funds, Provident Mutual does not represent that they are true and complete, and disclaims all responsibility for these figures.

EXAMPLES

     An Owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:


     1. If the Contract is surrendered at the end of the applicable time period:



                                                                                      10
                         SUBACCOUNT                    1 YEAR   3 YEARS   5 YEARS    YEARS
       ----------------------------------------------  ------   -------   -------   -------
       MS Growth.....................................  $69.35   $100.20   $131.67   $260.01
       MS Money Market...............................   68.75     98.36    128.53    253.63
       MS Bond.......................................   69.94    102.03    134.80    266.35
       MS Managed....................................   70.34    103.26    136.88    270.55
       MS Aggressive Growth..........................   71.14    105.70    141.04    278.92
       MS International..............................   74.82    116.95    160.07    316.72
       Fidelity High Income..........................   71.44    106.62    142.59    282.03
       Fidelity Equity Income........................   69.94    102.03    134.80    266.35
       Fidelity Growth...............................   71.06    105.46    140.62    278.08
       Fidelity Asset Man............................   71.64    107.23    143.63    284.11
       Fidelity Index 500............................   67.15     93.44    120.12    236.42
       Fidelity Contrafund...........................   71.44    106.62    142.59    282.03
       Scudder Bond..................................   70.44    103.56    137.40    271.60
       Scudder Growth & Inc..........................   70.94    105.09    140.00    276.83
       Scudder International.........................   74.82    116.95    160.07    316.72
       OCC Equity....................................   73.63    113.31    153.93    304.61
       OCC Small Cap.................................   73.63    113.31    153.93    304.61
       OCC Managed...................................   72.73    110.58    149.30    295.44
       Dreyfus Zero Coup. 2000.......................   70.94    105.09    140.00    276.83
       Dreyfus Growth & Inc..........................   72.63    110.27    148.79    294.41
       Dreyfus Socially Resp.........................   73.93    114.22    155.47    307.65
       Federated Fund for U.S. Govn't Securities
         II..........................................   70.94    105.09    140.00    276.83
       Federated Utility Fund II.....................   72.63    110.27    148.79    294.41

     2. If the Contract is not surrendered or is annuitized at the end of the applicable time period:



                                                                                      10
                         SUBACCOUNT                    1 YEAR   3 YEARS   5 YEARS    YEARS
       ----------------------------------------------  ------   -------   -------   -------
       MS Growth.....................................  $23.00   $ 70.86   $121.36   $260.01
       MS Money Market...............................   22.37     68.97    118.18    253.63
       MS Bond.......................................   23.62     72.76    124.52    266.35
       MS Managed....................................   24.04     74.02    126.62    270.55
       MS Aggressive Growth..........................   24.88     76.54    130.82    278.92
       MS International..............................   28.76     88.13    150.05    316.72
       Fidelity High Income..........................   25.20     77.48    132.39    282.03
       Fidelity Equity Income........................   23.62     72.76    124.52    266.35
       Fidelity Growth...............................   24.80     76.29    130.40    278.08
       Fidelity Asset Man............................   25.41     78.11    133.44    284.11
       Fidelity Index 500............................   20.69     63.90    109.69    236.42
       Fidelity Contrafund...........................   25.20     77.48    132.39    282.03
       Scudder Bond..................................   24.15     74.33    127.15    271.60
       Scudder Growth & Inc..........................   24.67     75.91    129.77    276.83
       Scudder International.........................   28.76     88.13    150.05    316.72
       OCC Equity....................................   27.50     84.38    143.84    304.61
       OCC Small Cap.................................   27.50     84.38    143.84    304.61
       OCC Managed...................................   26.56     81.56    139.17    295.44
       Drey. Zero Coup. 2000.........................   24.67     75.91    129.77    276.83
       Dreyfus Growth & Inc..........................   26.45     81.25    138.65    294.41
       Dreyfus Socially Resp.........................   27.82     85.32    145.40    307.65
       Federated Fund for U.S. Govn't Securities
         II..........................................   24.67     75.91    129.77    276.83
       Federated Utility Fund II.....................   26.45     81.25    138.65    294.41


     The Examples provided above assume that no transfer charges or premium taxes have been assessed. The Examples also assume that the Annual Administration Fee is $30 and that the Contract Account Value per contract is $10,000, which translates the Administration Fee into an assumed .30% charged for purposes of the Examples based on a $1,000 investment.

     THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS, WHICH MAY BE GREATER OR LESSER THAN THE ASSUMED AMOUNT.

                                    SUMMARY

THE CONTRACT


     Issuance of a Contract. The Contract is an individual flexible premium deferred variable annuity issued by Provident Mutual. Contracts may be sold in connection with retirement plans which may or may not qualify for special Federal tax treatment under the Internal Revenue Code. In order to purchase a Contract, application must be made to Provident Mutual through a licensed Provident Mutual representative, who is also a registered representative of 1717 Capital Management Company ("1717") or a broker/dealer having a selling agreement with 1717 or a broker/dealer having a selling agreement with such broker/dealer. The minimum initial premium must be paid to Provident Mutual. Annuity payments are deferred until the Maturity Date. (See "Issuance of a Contract," Page 16.)


     Free-Look Period. The Owner has the right to return the Contract within 10 days (or longer if required by New York law) after such Owner receives the Contract. The returned Contract will be treated as if it were never issued. Provident Mutual will return to the Owner an amount equal to the greater of the premiums paid or the Contract Account Value plus charges deducted, except the Mortality and Expense Risk Charge, Asset-Based Administration Charge and the Funds' advisory fees and operating expenses. (See "Free-Look Period," Page 17.)


     Premiums. The minimum amount which Provident Mutual will normally accept as an initial premium is $2,000. Subsequent premiums of not less than $100 each for Non-Qualified Contracts and $50 each for Qualified Contracts may be paid under the Contract. A Planned Periodic Premium schedule may also be selected. (See "Premiums," Page 17.)



     Allocation of Premiums. Premiums under a Contract will be allocated, as designated by the Owner, to one or more of the Subaccounts of the Variable Account, or to the Guaranteed Account, or to both. The portion of the initial premium which is to be allocated to the Variable Account will be allocated to the Money Market Subaccount for a 15-day period. At the end of that period, the amount in the Money Market Subaccount will be allocated to the chosen Subaccounts. The assets of each Subaccount will be invested solely in a corresponding Portfolio of a designated Fund. The Contract Account Value, except for amounts in the Guaranteed Account, will vary according to the investment performance of the Portfolios of the Fund in which the chosen Subaccounts are invested. Interest will be credited to amounts in the Guaranteed Account at a guaranteed minimum rate of 3% per year, or a higher current interest rate declared by Provident Mutual. (See "Allocation of Premiums," Page 17.)


     Transfers. On or before the Maturity Date, the Owner may request a transfer of all or part of the amount in a Subaccount or the Guaranteed Account to another Subaccount or the Guaranteed Account subject to certain restrictions.

     The total amount transferred each time must be at least $500 or the entire amount in the Subaccount, if less. Only one transfer out of the Guaranteed Account is allowed each Contract Year and must be made within 30 days of the Contract Anniversary and is limited in amount. After twelve transfers during a Contract Year, a Transfer Processing Fee of $25 will be assessed for each additional transfer during such Contract Year. (See "Transfer Privilege," Page 18.)


     Withdrawals. At any time before the earlier of the death of the Annuitant or the Maturity Date, the Owner may withdraw part of the Cash Surrender Value (Contract Account Value less any applicable Surrender Charge and any applicable Premium Tax Charge), subject to certain limitations. (See "Withdrawals and Surrender," Page 20.)



     Surrender. Upon Written Notice received at the Administrative Office on or before the earlier of the death of the Annuitant or the Maturity Date, the Owner may surrender the full Contract value and receive its Cash Surrender Value (Contract Account Value less any applicable Surrender Charge and any applicable Premium Tax Charge). (See "Surrender," Page 20.)

     Death Benefit. If the Annuitant dies before the Maturity Date, the Beneficiary will receive a death benefit. During the first six Contract years, the death benefit will be equal to the greater of: the premiums paid less any withdrawn amounts (including applicable Surrender Charges and Premium Tax Charges) or the Contract Account Value on the date of receipt of due proof of the Annuitant's death. After the end of the sixth Contract Year, the death benefit will be equal to the greatest of:

     1. the Contract Account Value as of the end of the sixth Contract Year less subsequent amounts withdrawn including applicable Premium Tax Charges; or

     2. the Contract Account Value on the date of receipt of due proof of the Annuitant's death; or

     3. the premiums paid less any withdrawn amounts (including applicable Surrender Charges and Premium Tax Charges).

If the Owner dies before the Maturity Date, the Contract Account Value (or if the owner is also the Annuitant, the death benefit) must generally be distributed to the Beneficiary within five years after the date of the Owner's death. (See "Death Benefit Before Maturity Date," Page 21.)

CHARGES AND DEDUCTIONS

     The following charges and deductions are made in connection with the
Contract:

     Surrender Charge (Contingent Deferred Sales Charge). No charge for sales expenses is deducted from premiums at the time premiums are paid. However, if a Contract has not been in force for six full Contract Years, upon surrender or for certain withdrawals a surrender charge is deducted from the amount of the surrender or withdrawal.


     For the first Contract Year, the charge is 6% of the amount withdrawn or surrendered. Thereafter, the Surrender Charge decreases by 1% each subsequent Contract Year. In no event will the total Surrender Charge on any one Contract exceed 8 1/2% of the total gross premiums paid under the Contract. (See "Surrender Charge," Page 24.)



     Subject to certain restrictions, after the first Contract Year up to 10% of the Contract Account Value as of the beginning of a Contract Year may be surrendered or withdrawn during such Contract Year free of the Surrender Charge. (See "Amounts Not Subject to Surrender Charge," Page 25.)



     Annual Administration Fee. On each Contract Anniversary prior to and including the Maturity Date, and on the Maturity Date if it is not a Contract Anniversary, Provident Mutual deducts an Annual Administration Fee of $30 from the Contract Account Value. The charge is also deducted upon surrender if the surrender occurs on other than the Contract Anniversary. (See "Annual Administration Fee," Page 26.)



     Transfer Processing Fee. The first twelve transfers of amounts in the Subaccounts and the Guaranteed Account each Contract Year are free. A $25 transfer charge will be assessed for each additional transfer during such Contract Year. (See "Transfer Processing Fee," Page 26.)



     Mortality and Expense Risk Charge. Provident Mutual deducts a daily mortality and expense risk charge to compensate it for assuming certain mortality and expense risks. On or prior to the Maturity Date, the charge is deducted from the assets of the Variable Account at an annual rate of 1.25% (approximately 0.70% for mortality risk and 0.55% for expense risks). (See "Mortality and Expense Risk Charge," Page 26.)



     Asset-Based Administration Charge. Provident Mutual deducts a daily administration charge to compensate it for certain expenses it incurs in administration of the Contract. On or prior to the Maturity Date, the charge is deducted from the assets of the Variable Account at an annual rate of 0.15%. (See "Asset-Based Administration Charge," Page 26).



     Premium Taxes. If state premium taxes are applicable to a Contract, they will be deducted from the Contract Account Value upon a withdrawal from or surrender of the Contract, upon application of the Contract Account Value to a Payment Option, or upon the payment of death benefit proceeds. (See "Premium Taxes," Page 26.)

     Investment Advisory Fees and Other Expenses of the Funds. Because the Variable Account purchases shares of the Funds, the net assets of each Subaccount of the Variable Account will reflect the investment advisory fee incurred by the corresponding Portfolio of the Funds. For each Portfolio, an investment advisor is paid a daily fee by the Funds for its investment advisory services. The advisory fees are based on the average daily net assets of the Portfolio, and, as a result, the amount of the advisory fee will depend upon the Portfolio and the assets of such Portfolio. Each Portfolio of the Fund in which the Variable Account invests is also responsible for its own expenses. Presently, certain fees and expenses of the Funds are waived and reimbursed. (See "Other Charges Including Investment Advisory Fees of the Funds," Page 26 and the Funds' Prospectuses.)


ANNUITY PROVISIONS

     Maturity Date. On the Maturity Date, the Contract Account Value (less any applicable Premium Tax Charge) will be applied under a Payment Option, unless the Owner chooses to receive the Cash Surrender Value in a lump sum.


     Payment Options. Payments under these options do not depend upon the Variable Account's performance. The Payment Options are: Life Annuity; Life Annuity with 10 Years Guaranteed; and Alternate Income Option. (See "Payment Options," Page 27.)


FEDERAL TAX STATUS


     Generally, a distribution (including a surrender, withdrawal or death benefit payment) may result in adverse Federal income tax consequences. In certain circumstances, a 10% penalty tax may apply. For a further discussion of the Federal income status of Variable Annuity Contracts, see "Federal Tax Status," Page 29.


                        CONDENSED FINANCIAL INFORMATION


     The following condensed financial information is derived from the financial statements of the Variable Account. The data should be read in conjunction with the financial statements, related notes and other financial information included in the Statement of Additional Information. See "Financial Statements," Page 35, concerning financial statements contained in the Statement of Additional Information.



     The table below sets forth certain information regarding the Subaccounts as of December 31, 1996.

                         UNIT VALUE    NUMBER OF UNITS    UNIT VALUE    NUMBER OF UNITS    UNIT VALUE    NUMBER OF UNITS
                           AS OF      OUTSTANDING AS OF     AS OF      OUTSTANDING AS OF     AS OF      OUTSTANDING AS OF
       SUBACCOUNT         12/31/96        12/31/96         12/31/95        12/31/95         12/31/94        12/31/94
------------------------ ----------   -----------------   ----------   -----------------   ----------   -----------------
MS Growth...............   775.34          2,631.88         657.63          1,246.84         511.45           298.94
MS Money Market.........   554.47          5,296.64         534.58          3,510.81         513.30           453.09
MS Bond.................   553.59            730.75         545.35            366.16         459.55           134.18
MS Managed..............   653.55          1,070.67         592.07            272.65         482.84            67.77
MS Aggressive Growth....   697.07            507.30         584.65            376.84         522.44            98.84
MS International........   651.04          2,617.73         595.43          1,329.83         528.22           190.49
Fidelity High Income....   679.15          2,498.16         604.03          1,393.43         507.88            23.35
Fidelity Equity
  Income................   801.08          6,996.28         710.92          2,625.21         533.64           308.68
Fidelity Growth.........   743.89          5,412.35         657.74          2,143.41         492.73           173.34
Fidelity Asset Man......   641.70          1,277.53         567.88            566.68         492.38           174.09
Fidelity Index 500......   831.78          2,825.25         686.84            875.69             --               --
Fidelity Contrafund.....   718.85            997.07             --                --         507.68            13.31
OCC Equity..............   858.13          2,175.67         705.50            995.33         468.40            17.66
OCC Small Cap...........   670.35          2,106.40         572.66            733.25         515.26            66.91
OCC Managed.............   877.27          4,119.48         724.69          1,152.25         503.97           152.34
Scudder Bond............   553.18            756.19         545.82            175.27         504.88           108.98
Scudder Growth & Inc....   709.94            705.75             --                --             --               --
Scudder International...   596.09            313.71             --                --             --               --
Dreyfus Zero Coup.
  2000 .................   550.29            553.93         544.02            202.47         467.73             0.00
Dreyfus Growth & Inc....   772.15            895.01             --                --             --               --
Dreyfus Socially
  Resp..................   725.61            137.32             --                --             --               --
Federated Fund for U.S.
  Govn't Securities
  II....................   544.01             88.34             --                --             --               --
Federated Utility Fund
  II....................   632.04            116.78             --                --             --               --


                    THE COMPANY, VARIABLE ACCOUNT AND FUNDS

PROVIDENT MUTUAL LIFE INSURANCE COMPANY


     The Contracts are issued by Provident Mutual Life Insurance Company ("Provident Mutual"). Provident Mutual was chartered by the Commonwealth of Pennsylvania in 1865 and is currently licensed to transact life insurance business in all states and the District of Columbia. At the end of 1996, Provident Mutual had total assets of approximately $7.1 billion.


     Provident Mutual is subject to regulation by the Insurance Department of the Commonwealth of Pennsylvania as well as by the insurance departments of all other states and jurisdictions in which it does business. Provident Mutual submits annual statements on its operations and finances to insurance officials in such states and jurisdictions. The forms for the Contact described in this Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Contracts are sold.

THE PROVIDENT MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT

     The Provident Mutual Variable Annuity Separate Account is a separate investment account of Provident Mutual, established by the Board of Directors of Provident Mutual on October 19, 1992, under Pennsylvania law. Provident Mutual has caused the Variable Account to be registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

     The assets of the Variable Account are owned by Provident Mutual. However, these assets are held separate from other assets and are not part of Provident Mutual's General Account. The portion of the assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business Provident Mutual conducts. Provident Mutual may transfer to its General Account any assets of the Variable Account which exceed the reserves and the Contract liabilities of the Variable Account (which will always be at least equal to the aggregate Contract value allocated to the Variable Account under the Contracts).

     The income, gains or losses, whether or not realized, from the assets of each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any other income, gains or losses. Provident Mutual may accumulate in the Variable Account the charge for expenses, mortality gains and losses and investment results applicable to those assets that are in excess of the net assets supporting the Contracts.


     The Variable Account currently has twenty-three Subaccounts: Growth; Money Market; Bond; Managed; Aggressive Growth; International; Fidelity High Income; Fidelity Equity-Income; Fidelity Growth; Fidelity Asset Manager; Fidelity Index 500; Scudder Bond; Scudder Growth and Income; Scudder International; OCC Equity; OCC Value Small Cap; OCC Managed; Dreyfus Growth and Income; Dreyfus Socially Responsible; Dreyfus Zero Coupon 2000; Federated Fund for U.S. Government Securities II; and Federated Utility Fund II. The assets of each Subaccount are invested exclusively in shares of a corresponding Portfolio of a designated Fund.


THE FUNDS


     The Variable Account currently invests in portfolios of seven series-type mutual funds; Market Street Fund, Inc.; Variable Insurance Products Fund; Variable Insurance Products Fund II; Scudder Variable Life Investment Fund; OCC Accumulation Trust; Dreyfus Variable Investment Fund; and Federated Insurance Series (collectively, the "Funds"). Each of these Funds are registered with the SEC under the 1940 Act as an open-end diversified investment company. The SEC does not, however, supervise the management or the investment practices and policies of the Funds.


     The assets of each Fund portfolio are separate from other portfolios of that Fund and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the investment performance of one portfolio has no effect on the investment performance of any other portfolio. Some of the Funds may, in the future, create additional portfolios. The investment experience of each of the Subaccounts of the Variable Account depends on the investment performance of its corresponding portfolio.

     Each of the Funds sells its shares to the Variable Account in accordance with the terms of a participation agreement between the Fund and Provident Mutual. The termination provisions of those agreements vary. A summary of these termination provisions may be found in the Statement of Additional Information. Should an agreement between Provident Mutual and a Fund terminate, the Variable Account will not be able to purchase additional shares of that Fund. In that event, Owners will no longer be able to allocate Account Values or premium payments to Subaccounts investing in portfolios of that Fund.

     Additionally, in certain circumstances, it is possible that a Fund or a portfolio of a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement between the Fund and Provident Mutual has not been terminated. Should a Fund or a portfolio of a Fund decide not to sell its shares to Provident Mutual, Provident Mutual will not be able to honor requests of Owners to allocate their Account Values or premium payments to Subaccounts investing in shares of that Fund or portfolio.

     Certain Subaccounts invest in portfolios that have similar investment objectives and/or policies; therefore before choosing Subaccounts, carefully read the individual prospectuses for the Funds along with this prospectus.

THE MARKET STREET FUND, INC.

     The Growth, Money Market, Bond, Managed, Aggressive Growth and International Subaccounts invest in shares of The Market Street Fund, Inc. The Fund currently issues six "series" or classes of shares, each of which represents an interest in a separate Portfolio within the Fund: the Growth Portfolio, the Money Market

Portfolio, the Bond Portfolio, the Managed Portfolio, the Aggressive Growth Portfolio and the International Portfolio. Shares of each Portfolio currently are purchased and redeemed by the corresponding Subaccount.

     The investment objectives of the Portfolios are set forth below.

     The Growth Portfolio. This Portfolio seeks intermediate and long-term growth of capital by investing in common stocks of companies believed to offer above-average growth potential over both the intermediate and the long-term. Current income is a secondary consideration.

     The Money Market Portfolio. The Money Market Portfolio seeks to provide maximum current income consistent with capital preservation and liquidity by investing in high-quality money market instruments.

     The Bond Portfolio. The Bond Portfolio seeks to generate a high level of current income consistent with prudent investment risk by investing in a diversified portfolio of marketable debt securities.

     The Managed Portfolio. The Managed Portfolio seeks to realize as high a level of long-term rate of return as is consistent with prudent investment risk by investing in stocks, bonds, money market instruments or a combination thereof.

     The Aggressive Growth Portfolio. The Aggressive Growth Portfolio seeks to achieve a high level of long-term capital appreciation by investing in securities of a diverse group of smaller emerging companies.

     The International Portfolio. The International Portfolio seeks long-term growth of capital principally through investments in a diversified portfolio of marketable equity securities of established non-United States companies.


     The Growth, Money Market, Bond, Managed, and Aggressive Growth Portfolios are advised by Sentinel Advisors Company; and the International Portfolio is advised by Providentmutual Investment Management Company ("PIMC"). PIMC employs The Boston Company Asset Management, Inc. to provide investment advisory services in connection with the International Portfolio. Each of these advisers is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.


VARIABLE INSURANCE PRODUCTS AND VARIABLE INSURANCE PRODUCTS FUND II

     The Fidelity High Income Subaccount, the Fidelity Equity-Income Subaccount and the Fidelity Growth Subaccount invest in shares of their corresponding portfolios of the Variable Insurance Products Fund ("VIP Fund"); the Fidelity Asset Manager Subaccount, Fidelity Contrafund Subaccount and the Fidelity Index 500 Subaccount invest in shares of their corresponding portfolios of the Variable Insurance Products Fund II ("VIP Fund II"). The VIP Fund and the VIP Fund II each offer insurance companies a selection of investment vehicles for variable annuity contracts and variable life insurance policies. The VIP Fund issues six "series" or classes of shares, each of which represents an interest in a separate portfolio within the VIP Fund. Three of these series are available for investment under the Contracts: High Income Portfolio; Equity-Income Portfolio; and Growth Portfolio. The VIP Fund II issues four "series", three of which are available for investment under the Contracts: Asset Manager Portfolio, Contrafund Portfolio and Index 500 Portfolio.

     The investment objectives of the pertinent Portfolios of the Funds are set forth below.

     High Income Portfolio. This Portfolio seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital.

     Equity-Income Portfolio. This Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio considers the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield of the securities comprising the Standard and Poor's 500 Composite Stock Price Index.

     Growth Portfolio. This Portfolio seeks to achieve capital appreciation. The Portfolio normally purchases common stock, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

     Asset Manager Portfolio. This Portfolio seeks to obtain high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term fixed-income instruments.

     Contrafund Portfolio. This Portfolio seeks to achieve capital appreciation. It invests primarily in equity securities of companies that are undervalued or out-of-favor.

     Index 500 Portfolio. This Portfolio seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard and Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low. The Portfolio is designed as a long-term investment option.

     The Portfolios of the VIP Fund and VIP Fund II are managed by Fidelity Management & Research Company ("FMR"). On behalf of the Asset Manager Portfolio, FMR has entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc. ("FMR (U.K.)") and Fidelity Management & Research (Far East) Inc. ("FMR Far East"), pursuant to which these entities provide research and investment recommendations with respect to companies based outside the United States. FMR (U.K.) primarily focuses on companies based in Europe while FMR Far East focuses primarily on companies based in Asia and the Pacific Basin.

     Each Portfolio utilizes Fidelity Investments Institutional Operations Company ("FIIOC"), an affiliate of FMR, to maintain the master accounts of the participating insurance companies. Under the transfer agent agreement with FIIOC, each Portfolio pays fees based on the type, size, and number of accounts in each Portfolio and the number of transactions made by shareholders of each Portfolio.

     Each Portfolio also has an agreement with Fidelity Service Co. ("Service"), an affiliate of FMR under which each Portfolio pays Service to calculate its daily share prices and to maintain the portfolio and general accounting records of each Portfolio and to administer each Portfolio's securities lending program.

THE SCUDDER VARIABLE LIFE INVESTMENT FUND

     The Scudder Bond Subaccount, the Scudder Growth and Income Subaccount and the Scudder International Subaccount will invest in shares of their corresponding portfolios of the Scudder Variable Life Investment Fund ("Scudder Fund"). The Scudder Fund is designed to provide an investment vehicle for variable annuity contracts and variable life insurance policies. Therefore, shares of the Scudder Fund are sold only to insurance company separate accounts including the Provident Mutual Variable Annuity Separate Account.

     The Scudder Fund currently consists of six Portfolios. Only the Bond Portfolio, Growth and Income Portfolio and International Portfolios are available under the variable annuity Contracts offered by Provident Mutual. Their investment objectives are as follows:

     Bond Portfolio. This Portfolio pursues a policy of investing for a high level of income consistent with a high quality portfolio of securities. It primarily invests in U.S. Government, corporate, and other notes and bonds.

     Growth and Income Portfolio. This Portfolio seeks long-term growth of capital, current income and growth of income. It primarily invests in common stocks, preferred stocks and securities convertible into common stocks.

     International Portfolio. This Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio invests in companies wherever organized, which do business primarily outside the United States.

     Scudder, Stevens & Clark, Inc., an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, manages daily investments and business affairs of the Scudder Fund, subject to policies established by the Trustees of the Scudder Fund.

OCC ACCUMULATION TRUST



     The OCC Equity Subaccount, the OCC Small Cap Subaccount and the OCC Managed Subaccount will invest only in shares of their corresponding portfolios of the OCC Accumulation Trust ("OCC Trust"). Shares of the OCC Trust are sold only to separate accounts of life insurance companies established to fund variable annuity contracts.


     The OCC Trust currently has five Portfolios, three of which are available for investment under the Contracts. The investment objectives of the Portfolios available with the variable annuity Contracts issued by Provident Mutual are described below.

     Equity Portfolio. Long term capital appreciation through investment in a diversified portfolio of primarily equity securities selected on the basis of a value-oriented approach to investing.

     Small Cap Portfolio. Capital appreciation through investment in a diversified portfolio of primarily equity securities of companies which market capitalizations of under $1 billion.

     Managed Portfolio. Growth of capital over time through investment in a portfolio consisting of common stocks, bonds, and cash equivalents, the percentages of which will vary over time based on the investment manager's assessments of relative investment values.

     The OCC Trust receives investment advice with respect to each of its Portfolios from OpCap Advisors, a subsidiary of Oppenheimer Capital which is a subsidiary of Oppenheimer Financial Corp and which is registered as an investment adviser under the Investment Advisers Act of 1940.

DREYFUS VARIABLE INVESTMENT FUND

     The Dreyfus Growth and Income Subaccounts, the Dreyfus Socially Responsible Subaccount and the Dreyfus Zero Coupon 2000 Subaccount invest in shares of their corresponding portfolios of the Dreyfus Variable Investment Fund ("Dreyfus Fund"). The Dreyfus Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of various life insurance companies.

     The Dreyfus Fund currently consists of six Portfolios. Only the Zero Coupon 2000 Portfolio is available with the variable annuity Contract offered by Provident Mutual. Its investment objective is as follows:

     Growth and Income Portfolio. This Portfolio seeks long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Portfolio invests in equity and debt securities and money market instruments of domestic and foreign issuers.

     Socially Responsible Portfolio. This Portfolio seeks to provide capital growth through equity investments in companies that, in the opinion of the Portfolio's management, not only meet traditional investment standards but which also show evidence that they conduct their business in a manner that contributes to the quality of life in America.

     Zero Coupon 2000 Portfolio. The Zero Coupon 2000 Portfolio's goal is to provide as high an investment return as is consistent with the preservation of capital. This Portfolio invests primarily in debt obligations of the U.S. Treasury that have been stripped of their unmatured interest coupons, interest coupons that have been stripped from debt obligations issued by the U.S. Treasury, receipts and certificates for such stripped debt obligations, and stripped coupons and zero coupon securities issued by domestic corporations. This Portfolio will consist primarily of portfolio securities which will mature on or about December 31, 2000.

     The Dreyfus Corporation ("Dreyfus") serves as investment adviser to the Dreyfus Fund. Dreyfus supervises and assists in the overall management of the Dreyfus Fund's affairs under an Investment Advisory Agreement with the Dreyfus Fund, subject to the overall authority of the Board of Directors of the Dreyfus Fund.

FEDERATED INSURANCE SERIES



     The Federated Fund for U.S. Government Securities II Subaccount and the Federated Utility Fund II Subaccount invest in shares of their corresponding portfolios of the Federated Insurance Series. The Federated Insurance Series is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of various life insurance companies.



     The Federated Insurance Series currently consists of two Portfolios. Only the Fund for U.S. Government Securities II Portfolio and Utility Fund II Portfolio are available with the Variable Annuity Contract offered by Providentmutual. Their investment objectives are as follows:



     Fund for U.S. Government Securities II Portfolio. This Portfolio seeks to provide current income. It invests primarily in securities which are guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities.



     Utility Fund II Portfolio. This Portfolio seeks to achieve high current income and moderate capital appreciation. It invests primarily in equity and debt securities of utility companies.


     THERE IS NO ASSURANCE THAT THE STATED OBJECTIVES AND POLICIES OF ANY OF THE FUNDS WILL BE ACHIEVED.

     More detailed information concerning the investment objectives, policies and restrictions pertaining to the Funds and the expenses, investment advisory services and charges and the risks attendant to investing in the Portfolios and other aspects of their operations can be found in the current Prospectus for each Fund which accompanies this prospectus and the current Statement of Additional Information for each Fund. The Fund prospectuses should be read carefully before any decision is made concerning the allocation of premium payments or transfers among the Subaccounts.


     You should note that not all of the Portfolios described in the Prospectuses for the VIP Fund, VIP Fund II, Scudder Fund, OCC Trust, Dreyfus Fund and Federated Insurance Series are available with the Contract. Moreover, Provident Mutual cannot guarantee that each Fund will always be available for its variable annuity contracts, but in the unlikely event that a Fund is not available, Provident Mutual will do everything reasonably practicable to secure the availability of a comparable fund. Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge.


RESOLVING MATERIAL CONFLICTS

     Certain Funds available with the Contract may sell Shares to retirement plans qualifying under Section 401 of the Code (including cash or deferred arrangements under Section 401(k) of the Code) ("Retirement Plans"). As a result, there is a possibility that a material conflict may arise between the interests of Owners of Contracts, generally, or certain classes of Owners, and such Retirement Plans or participants in such Retirements Plans.

     In addition, the Market Street Fund presently serves as an investment medium for variable life policies and variable annuity contracts issued by Provident Mutual and Providentmutual Life and Annuity Company of America (PLACA), a wholly-owned subsidiary of Provident Mutual. At some later date that Fund may serve as an investment medium for other variable life policies and variable annuity contracts issued by Provident Mutual or PLACA and may be made available as an investment medium for variable contracts issued by other insurance companies, including affiliated and unaffiliated companies of Provident Mutual.


     The VIP Fund and VIP Fund II are also used as investment vehicles for variable life insurance policies and variable annuity contracts issued by Provident Mutual and PLACA. The Scudder Fund, OCC Trust, Dreyfus Fund and Federated Insurance Series are used as investment vehicles for variable annuity contracts issued by Provident Mutual and PLACA. In addition, the Funds, other than Market Street Fund, are available to registered separate accounts of insurance companies, other than Provident Mutual or its affiliates, offering variable annuity contracts and variable life insurance policies.

     Provident Mutual currently does not foresee any disadvantages to Owners resulting from the Funds selling shares to fund products other than Provident Mutual contracts or to Retirement Plans. However, there is a possibility that a material conflict may arise between Owners whose policy values are allocated to the Variable Account and the owners of variable life insurance policies and variable annuity contracts issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds. In the event of a material conflict, Provident Mutual will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that possibly may arise and determine what action, if any, should be taken in response to those events or conflicts. If a material irreconcilable conflict does arise between or among separate accounts, a separate account may be required to withdraw from participation in a Fund. See each individual Fund prospectus for more information.

     A full description of the Portfolios of the Funds, their investment objectives and policies, their risks, expenses and all other aspects of their operations is contained in the attached Prospectuses for the Funds, which should be read carefully together with this Prospectus before investing.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

     Provident Mutual reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Portfolio of the Fund are no longer available for investment or if in Provident Mutual's judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, Provident Mutual may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. Provident Mutual will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

     Provident Mutual also reserves the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, Provident Mutual may, in its sole discretion, establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by Provident Mutual.

     If any of these substitutions or changes are made, Provident Mutual may by appropriate endorsement change the Contract to reflect the substitution or change. If Provident Mutual deems it to be in the best interest of Contract Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Provident Mutual separate accounts.

                        DESCRIPTION OF ANNUITY CONTRACT

ISSUANCE OF A CONTRACT


     In order to purchase a Contract, application must be made to Provident Mutual through a licensed representative of Provident Mutual, who is also a registered representative of 1717 Capital Management Company ("1717") or a broker-dealer having a selling agreement with 1717 or a broker/dealer having a selling agreement with such broker/dealer. Contracts may be sold to or in connection with retirement plans which do not qualify for special tax treatment (Non-Qualified Plans) as well as retirement plans that qualify for special tax treatment under the Internal Revenue Code (Qualified Plans).

PREMIUMS

     The minimum initial premium which Provident Mutual will normally accept is $2,000. Subsequent premium payments may be paid under the Contract at any time during the Annuitant's lifetime and before the Maturity Date and must be for at least $100 each for Non-Qualified Contracts and $50 each for Qualified Contracts.

     At the time of application, a Planned Periodic Premium schedule may be selected based on a periodic billing mode of annual, semi-annual, or quarterly payment. The Owner will receive a premium reminder notice at the specified interval. The Owner may change the Planned Periodic Premium frequency and amount. Also, under the Automatic Payment Plan, the Owner can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other source rather than being "billed."

FREE-LOOK PERIOD

     The Contract provides for an initial "free-look" period. The Owner has the right to return the Contract within 10 days (or longer if required by New York law) after such Owner receives the Contract. When Provident Mutual receives the returned Contract at its Administrative Office, it will be canceled and Provident Mutual will refund to the Owner an amount equal to the greater of: (a) the premiums paid under the Contract; and (b) the sum of (i) the Contract Account Value as of the earlier of the date the returned Contract is received by Provident Mutual at its Administrative Office or by the Provident Mutual representative through whom the Contract was purchased; plus (ii) the amount of any charges deducted from the Variable Account except the Mortality and Expense Risk Charge, Asset-Based Administration Charge and the Funds' advisory fees and operating expenses.

ALLOCATION OF PREMIUMS

     If the application for a Contract is properly completed and is accompanied by all the information necessary to process it, including payment of the initial premium, the initial premium will be allocated between the Money Market Subaccount and the Guaranteed Account within two business days of receipt of such premium by Provident Mutual at its Administrative Office. If the application is not properly completed, Provident Mutual will retain the premium for up to five business days while it attempts to complete the application. If the application is not complete at the end of the 5-day period, Provident Mutual will inform the applicant of the reason for the delay and the initial premium will be returned immediately, unless the applicant specifically consents to Provident Mutual retaining the premium until the application is complete. Once the application is complete, the initial premium will be allocated within two business days.

     At the time of application, the Owner selects how the initial premium is to be allocated among the Subaccounts and the Guaranteed Account. The portion of the initial premium which is to be allocated to the Subaccounts of the Variable Account will be allocated to the Money Market Subaccount for a 15-day period. After the expiration of such 15-day period, the amount in the Money Market Subaccount will be allocated to the chosen Subaccounts based on the proportion that the allocation percentage for such Subaccount bears to the sum of the Subaccount allocation percentages. Any subsequent premiums will be allocated at the end of the Valuation Period in which the subsequent premium is received by Provident Mutual in the same manner, unless the allocation percentages are changed. Premiums will be allocated in accordance with the allocation schedule in effect at the time the premium payment is received.

     The values of the Subaccounts of the Variable Account will vary with the investment experience of the Subaccounts, and the Owner bears the entire investment risk. Owners should periodically review their allocation schedule for premiums in light of market conditions and the Owner's overall financial objectives.

VARIABLE ACCOUNT VALUE

     The Variable Account Value will reflect the investment experience of the chosen Subaccounts of the Variable Account, any premiums paid, any withdrawals, any surrenders, any transfers, and any charges assessed in connection with the Contract. There is no guaranteed minimum Variable Account Value, and, because a Contract's Variable Account Value on any future date depends upon a number of variables, it cannot be predetermined.

     Calculation of Variable Account Value. The Variable Account Value is determined on each Valuation Date. The value will be the aggregate of the values attributable to the Contract in each of the Subaccounts, determined for each Subaccount by multiplying the Subaccount's Unit Value on the relevant Valuation Date by the number of Subaccount units allocated to the Contract.

     Determination of Number of Units. Any amounts allocated to the Subaccounts will be converted into units of the Subaccount. The number of units to be credited to the Contract is determined by dividing the dollar amount being allocated to the Subaccount by the Unit Value for that Subaccount at the end of the Valuation Period during which the amount was allocated. The number of units in any Subaccount will be increased at the end of the Valuation Period by any premiums allocated to the Subaccount during the current Valuation Period and by any transfers to the Subaccount from another Subaccount or from the Guaranteed Account during the current Valuation Period. The number of units in any Subaccount will be decreased at the end of the Valuation Period by any amounts transferred from the Subaccount to another Subaccount or the Guaranteed Account during the current Valuation Period and any Surrender Charge and any Premium Tax Charge deducted upon a withdrawal or surrender and the Annual Administration Fee assessed in connection with the Contract during the current Valuation Period.

     Determination of Unit Value. The Unit Value for each Subaccount's first Valuation Period is set at $50. The Unit Value for a Subaccount is calculated for each subsequent Valuation Period by multiplying the Unit Value at the end of the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the value is being determined.

     Net Investment Factor. The Net Investment Factor is an index that measures the investment performance of a Subaccount from one Valuation Period to the next. Each Subaccount has its own Net Investment Factor, which may be greater or less than one. The Net Investment Factor for each Subaccount for a Valuation Period equals 1 plus the fraction obtained by dividing (a) by (b) where:

     (a) is the net result of:

        1. the investment income, dividends, and capital gains, realized or unrealized, credited during the current Valuation Period; plus

        2. any amount credited or released from reserves for taxes attributable to the operation of the Subaccount; minus

        3. the capital losses, realized or unrealized, charged during the current Valuation Period; minus

        4. any amount charged for taxes or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of the Subaccount; minus

        5. the amount charged for mortality and expense risk for that Valuation Period; minus

        6. the amount charged for administration for that Valuation Period; and

     (b) is the value of the assets in the Subaccount at the end of the preceding Valuation Period, adjusted for allocations and transfers to and withdrawals and transfers from the Subaccount occurring during that preceding Valuation Period.

TRANSFER PRIVILEGE

     Before the Maturity Date, an Owner may transfer all or a part of an amount in the Subaccount(s) to another Subaccount(s) or to the Guaranteed Account, or transfer a part of an amount in the Guaranteed Account to the Subaccount(s), subject to these general restrictions and the additional restrictions below. The minimum transfer amount must be the lesser of $500 or the entire amount in that Subaccount or the Guaranteed Account. A transfer request that would reduce the amount in a Subaccount or the Guaranteed

Account below $500 will be treated as a transfer request for the entire amount in that Subaccount or the Guaranteed Account.


     The transfer will be made on the day Written Notice requesting such transfer is received by Provident Mutual. There is no limit on the number of transfers which can be made between Subaccounts or to the Guaranteed Account. However, only one transfer may be made from the Guaranteed Account each Contract Year (See "Transfers from Guaranteed Account," Page 24). The first twelve transfers during each Contract Year are free. Any unused free transfers do not carry over to the next Contract Year. A $25 Transfer Processing Fee will be assessed for the thirteenth and subsequent transfers during a Contract Year. For the purpose of assessing the fee, each written request is considered to be one transfer, regardless of the number of Subaccounts or the Guaranteed Account affected by the transfer. The processing fee will be deducted from the amount being transferred.


     Telephone Transfers. Transfers will be made based upon instructions given by telephone, provided the appropriate election has been made at the time of application or proper authorization is provided to Provident Mutual. Provident Mutual reserves the right to suspend telephone transfer privileges at any time, for any class of Contracts, for any reason. Telephone transfers are not permitted for Contracts sold to residents of New York State.

     Provident Mutual will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if it follows such procedures it will not be liable for any losses due to unauthorized or fraudulent instructions. Provident Mutual, however, may be liable for such losses if it does not follow those reasonable procedures. The procedures Provident Mutual will follow for telephone transfers include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction and making a tape-recording of the instructions given by telephone.


     Automatic Asset Rebalancing. Automatic Asset Rebalancing is a feature which, if elected, authorizes periodic transfers of Variable Account Values among the Subaccounts in order to achieve a particular percentage allocation of Variable Account Values among such Subaccounts. Such percentage allocations must be in whole numbers and must allocate amounts only among the Subaccounts. No amounts will be transferred to the Guaranteed Account as a part of Automatic Asset Rebalancing. The percentage allocation of your Contract Account Value for rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing. Any allocation instructions that you give us that differ from your then current allocation instructions will be treated as a request to change such allocation instructions.



     Once elected Automatic Asset Rebalancing begins on the first quarterly or annual anniversary following election. You may change or terminate Automatic Asset Rebalancing by written instruction to Provident Mutual, or by telephone if you have previously authorized us to take telephone instructions. Automatic Asset Rebalancing transfers do not count as one of the 12 free transfers available during any Contract Year. Provident Mutual reserves the right to suspend Automatic Asset Rebalancing at any time for any class of contracts for any reason upon written notice to you.



     Dollar Cost Averaging. Dollar Cost Averaging is a program which, if elected, enables the Owner of a Contract to systematically and automatically transfer, on a monthly basis, specified dollar amounts from a designated Subaccount to the Contract's other Subaccounts. By allocating on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations. Provident Mutual, however, makes no guarantee that Dollar Cost Averaging will result in a profit or protect against loss.



     Dollar Cost Averaging may be elected for a period from 6 to 36 months. To qualify for Dollar Cost Averaging, the following minimum amount must be allocated to the designated Subaccount: 6 months -- $3,000; 12 months -- $6,000; 24 months -- $12,000; 36 months -- $18,000. At least $500 must be transferred from the designated Subaccount each month. The amount required to be allocated to the designated Subaccount can be made by an initial or subsequent investment or by transferring amounts into the designated Subaccount from the other Subaccounts or from the Guaranteed Account (which may be subject to certain restrictions). (See "Transfers from Guaranteed Account," Page 24.)

     Election into this program may occur at the time of application by completing the authorization on the application or at any time after the Contract is issued by properly completing the election form and returning it to the Company by the beginning of the month and ensuring that the required minimum amount is in the designated Subaccount. Dollar Cost Averaging transfers may not commence until the later of (a) 30 days after the Contract Date and (b) five days after the end of the free-look period.



     Once elected, transfers from the designated Subaccount will be processed monthly until the number of designated transfers have been completed, or the value of the designated Subaccount is completely depleted, or the Owner instructs Provident Mutual in writing to cancel the monthly transfers.


     Transfers made under the Dollar Cost Averaging program will not count toward the twelve transfers permitted each Contract Year without imposing the Transfer Charge. Provident Mutual reserves the right to discontinue offering automatic transfers upon 30 days' written notice to the Owner.

WITHDRAWALS AND SURRENDER


     Withdrawals. At any time before the earlier of the death of the Annuitant or the Maturity Date, an Owner may withdraw part of the Cash Surrender Value. The minimum amount which may be withdrawn is $500; the maximum amount is that which would leave a Cash Surrender Value of less than $2,000. A withdrawal request which would reduce the amount in a Subaccount or in the Guaranteed Account below $500 will be treated as a request for a full withdrawal of the amount in that Subaccount or the Guaranteed Account. Provident Mutual will withdraw the amount requested from the Contract Account Value on the day Written Notice for the withdrawal is received at its Administrative Office. Any applicable Surrender Charge and Premium Tax Charge will be deducted from the amount withdrawn. (See "Surrender Charge," Page 24).


     The Owner may specify the amount to be withdrawn from certain Subaccounts or the Guaranteed Account for the withdrawal. If the Owner does not so specify or the amount in the designated Subaccounts or Guaranteed Account is inadequate to comply with the request, the withdrawal will be made from each Subaccount and the Guaranteed Account based on the proportion that the value in such account bears to the Contract Account Value immediately prior to the withdrawal.


     A withdrawal may have adverse Federal income tax consequences. (See "Taxation of Annuities," Page 31.)


     Systematic Withdrawals. The Systematic Withdrawal Plan enables the Owner of a Contract to pre-authorize a periodic exercise of the withdrawal right described in the Contract. The Owner may elect the plan at the time of application by completing the authorization on the application form and making a minimum initial premium payment of $15,000 or by properly completing the election form after a Contract is issued if it has a Contract Account Value of $15,000. Certain Federal income tax consequences may apply to systematic withdrawals from the Contract and the Owner should, therefore, consult with his or her tax advisor before requesting any systematic withdrawals.


     Contract Owners entering into the plan instruct Provident Mutual to withdraw a level dollar amount from the Contract on a monthly or quarterly basis. Distributions will begin on the monthly or quarterly anniversary following the receipt of the request. The minimum distribution requested must be for at least $100 monthly or at least $300 quarterly. The maximum amount which can be withdrawn under the plan each year is 10% of the Contract Account Value as of the beginning of the Contract Year in which the plan is elected or 10% of the initial premium paid if elected at the time of application. Provident Mutual will notify the Owner if the total amount to be withdrawn in a subsequent Contract Year will exceed 10% of the Contract Account Value as of the beginning of such Contract Year. Unless the Owner instructs Provident Mutual to reduce the withdrawal amount for that year so that it does not exceed the 10% limit, Provident Mutual will continue to process withdrawals for the designated amount. Once the amount of the withdrawals exceeds the 10% limit, Provident Mutual will deduct the applicable Surrender Charge from the remaining payments made during that Contract Year (See "Surrender Charge," Page 24).


     Provident Mutual will pay the Owner the amount requested each month or quarter and cancel units equal to the amount withdrawn from the Subaccounts and the Guaranteed Account based on the proportion that the value in such Subaccount or Guaranteed Account bears to the Contract Account Value immediately prior to the withdrawal. In the event that the amount to be withdrawn exceeds the Subaccount's Value, Provident Mutual will process the withdrawal for the amount available and will contact the Owner for further instructions.


     Each payment under the systematic withdrawal plan of less than 10% of the Contract Account Value as of the beginning of such Contract Year is not subject to a Surrender Charge. However, notwithstanding the rules ordinarily governing the imposition of a Surrender Charge (see "Surrender Charge," Page 24), any other withdrawal in a year when the Systematic Withdrawal Plan has been utilized will be subject to the Surrender Charge. If an additional withdrawal is made from a Contract participating in the plan, systematic withdrawals will automatically terminate and may only be reinstated on or after the beginning of the next Contract Year pursuant to a new request.


     Systematic withdrawals may be discontinued by the Owner at any time upon written request to Provident Mutual. Provident Mutual reserves the right to discontinue offering systematic withdrawals upon 30 days' written notice to Owners.


     Surrender. At any time before the earlier of the death of the Annuitant or the Maturity Date, the Owner may request a surrender of the Contract for its Cash Surrender Value (Contract Account Value less any applicable Surrender Charge and any applicable Premium Tax Charge). The proceeds paid to the Contract Owner will equal the amount of the surrender less the Surrender Charge, any applicable Premium Tax Charge, and any withholding taxes. (See "Surrender Charge," Page 24.) The Cash Surrender Value will be determined on the date Written Notice of Surrender and the Contract are received at Provident Mutual's Administrative Office. The Cash Surrender Value will be paid in a lump sum unless the Owner requests payment under a Payment Option. A surrender may have adverse Federal income tax consequences. (See "Taxation of Annuities," Page 31.)


     Restrictions on Distributions from Certain Contracts. There are certain restrictions on surrenders of and withdrawals from Contracts used as funding vehicles for Internal Revenue Code Section 403(b) retirement plans. Section 403(b)(11) of the Internal Revenue Code of 1986, as amended, restricts the distribution under Section 403(b) annuity contracts of: (i) elective contributions made in years beginning after December 31, 1988; (ii) earnings on those contributions; and (iii) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distributions of those amounts may only occur upon the death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

     Contract Termination. Provident Mutual may end this Contract and pay the Cash Surrender Value to the Owner if, before the Maturity Date, all of these events simultaneously exist:

        1. no premiums have been paid for at least two years;

        2. the Contract Account Value is less than $2,000; and

        3. the total premiums paid, less any partial withdrawals, is less than $2,000.

     Provident Mutual will mail the Owner a notice of its intention to end the Contract at least six months in advance. The Contract will automatically terminate on the date specified in the notice, unless Provident Mutual receives an additional premium payment before the termination date specified in the notice. This additional premium payment must be for at least the required minimum amount.

DEATH BENEFIT BEFORE MATURITY DATE

     Death of Annuitant. If the Annuitant dies before the Maturity Date, Provident Mutual will pay the death benefit under the Contract to the Beneficiary. During the first six Contract Years, the death benefit is equal to the greater of: the premiums paid, less any withdrawals (including applicable Surrender Charges and Premium Tax Charges); or the Contract Account Value less any Premium Tax Charges on the date Provident

Mutual receives due proof of Annuitant's death. After the end of the sixth Contract Year, the death benefit is equal to the greatest of:

        1. the Contract Account Value as of the end of the sixth Contract Year less subsequent amounts withdrawn and any Premium Tax Charges; or

        2. the Contract Account Value less any Premium Tax Charges on the date Provident Mutual receives due proof of the Annuitant's death; or

        3. the premiums paid, less any withdrawals (including applicable Surrender Charges and Premium Tax Charges).

There is no death benefit payable if the Annuitant dies after the Maturity Date. The proceeds will be paid to the Beneficiary in a lump sum unless the Owner or Beneficiary elects a Payment Option. If the Annuitant is the Owner, the proceeds must be distributed in accordance with the rules set forth below in "Death of Owner" for the death of an Owner before the Maturity Date.

     Death of Owner. If an Owner dies before the Maturity Date, Federal tax law requires (for a Non-Qualified Contract) that the Contract Account Value (less any Premium Tax Charges) (or if the Owner is the Annuitant, the proceeds payable upon the Annuitant's death) be distributed to the Beneficiary within five years after the date of the Owner's death. If an Owner dies on or after the Maturity Date, any remaining payments must be distributed at least as rapidly as under the Payment Option in effect on the date of such Owner's death.

     These distribution requirements will be considered satisfied as to any portion of the proceeds payable to or for the benefit of a designated Beneficiary, and which is distributed over the life (or a period not exceeding the life expectancy) of that Beneficiary, provided that such distributions begin within one year of the Owner's death. However, if the Owner's spouse is the designated Beneficiary, the Contract may be continued with such surviving spouse as the new Owner. If the Contract has joint owners, the surviving joint owner will be the designated Beneficiary. Joint owners must be husband and wife as of the Contract Date.

     If the Owner is not an individual, the Annuitant, as determined in accordance with Section 72(s) of the Internal Revenue Code, will be treated as Owner for purposes of these distribution requirements, and any changes in the Annuitant will be treated as the death of the Owner.

     Other rules may apply to a Qualified Contract.

PROCEEDS ON MATURITY DATE

     The Maturity Date is selected by the Owner subject to Provident Mutual's approval and state law.

     On the Maturity Date, the proceeds will be applied under the Life Annuity with Ten Year Certain Payment Option, unless the Owner chooses to have the proceeds paid under another Payment Option or in a lump sum. If a Payment Option is elected, the amount which will be applied is the Contract Account Value; if a lump sum payment is chosen, the amount paid will be the Cash Surrender Value on the Maturity Date.

     The Maturity Date may be changed subject to these limitations: the Owner's Written Notice must be received at the Administrative Office at least 30 days before the current Maturity Date; the requested Maturity Date must be a date that is at least 30 days after receipt of the Written Notice; and the requested Maturity Date must be not later than the first day of the month after the Annuitant's 90th birthday, or any earlier date required by law.

PAYMENTS

     Any withdrawal, Cash Surrender Value, or death benefit will usually be paid within seven days of receipt of written request or receipt and filing of due proof of death. However, payments may be postponed if:

        1. the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC; or

        2. the SEC permits by an order the postponement for the protection of policyowners; or

        3. the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account's net assets not reasonably practicable.

     If a recent check or draft has been submitted, Provident Mutual has the right to defer payment until such check or draft has been honored.

     Provident Mutual has the right to defer payment of any withdrawal, cash surrender, or transfer from the Guaranteed Account for up to six months from the date of receipt of Written Notice for a withdrawal, surrender, or transfer. If payment is not made within 30 days after receipt of documentation necessary to complete the transaction, or such shorter period required by a particular jurisdiction, interest will be added to the amount paid from the date of receipt of documentation at 3% or such higher rate required for a particular state.

MODIFICATION

     Upon notice to the Owner, Provident Mutual may modify the Contract, but only if such modification:

        1. is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which Provident Mutual is subject; or

        2. is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other Federal or state laws relating to retirement annuities or variable annuity contracts; or

        3. is necessary to reflect a change in the operation of the Variable Account; or

        4. provides additional Variable Account and/or fixed accumulation options.

     In the event of any such modifications, Provident Mutual will make appropriate endorsement to the Contract.

REPORTS TO CONTRACT OWNERS


     At least quarterly, Provident Mutual will mail to each Contract Owner, at such Owner's last known address of record, a report containing the Contract Account Value and Cash Surrender Value of the Contract and any further information required by any applicable law or regulation. The information will be as of a date not more than two months prior to the date of the mailing.


CONTRACT INQUIRIES

     Inquiries regarding a Contract may be made by writing to Provident Mutual at its Administrative Office, 300 Continental Drive, Newark, Delaware 19713.

                             THE GUARANTEED ACCOUNT

     An Owner may allocate some or all of the premiums and transfer some or all of the Contract Account Value to the Guaranteed Account, which is part of Provident Mutual's General Account and pays interest at declared rates guaranteed for each calendar year (subject to a minimum guaranteed interest rate of 3%). The principal, after deductions, is also guaranteed. Provident Mutual's General Account supports its insurance and annuity obligations. The Guaranteed Account has not, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither the Guaranteed Account nor Provident Mutual's General Account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither Provident Mutual's General Account, the Guaranteed Account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts which are included in this Prospectus are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     The portion of the Contract Account Value allocated to the Guaranteed Account will be credited with rates of interest, as described below. Since the Guaranteed Account is part of Provident Mutual's General Account, Provident Mutual assumes the risk of investment gain or loss on this amount. All assets in the General Account are subject to Provident Mutual's general liabilities from business operations.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

     The Guaranteed Account Value is guaranteed to accumulate at a minimum effective annual interest rate of 3%. Provident Mutual intends to credit the Guaranteed Account Value with current rates in excess of the minimum guarantee but is not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Since Provident Mutual, in its sole discretion, anticipates changing the current interest rate from time to time, different allocations to and from the Guaranteed Account Value will be credited with different current interest rates. The interest rate to be credited to each amount allocated or transferred to the Guaranteed Account will apply to the end of the calendar year in which such amount is received or transferred. At the end of the calendar year, Provident Mutual will determine a new current interest rate on such amount and accrued interest thereof (which may be a different current interest rate from the current interest rate on new allocations to the Guaranteed Account on that date). The rate declared on such amount and accrued interest thereon at the end of each calendar year will be guaranteed for the following calendar year. Any interest credited on the amounts in the Guaranteed Account in excess of the minimum guaranteed rate of 3% per year will be determined in the sole discretion of Provident Mutual. The Owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

     Amounts deducted from the Guaranteed Account for the administration fee, withdrawals, transfers to the Subaccounts, or other charges are currently, for the purpose of crediting interest, accounted for on a last-in, first-out ("LIFO") method.

     Provident Mutual reserves the right to change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 3% per annum or shorten the period for which the interest rate applies to less than a calendar year (except for the year in which such amount is received or transferred).

     Calculation of Guaranteed Account Value. The Guaranteed Account Value at any time is equal to amounts allocated and transferred to it plus interest credited to it, minus amounts deducted, transferred, or withdrawn from it.

TRANSFERS FROM GUARANTEED ACCOUNT

     Within 30 days prior to or following any Contract Anniversary, one transfer is allowed from the Guaranteed Account to any or all of the Subaccounts. The amount transferred from the Guaranteed Account may not exceed 25% of the Guaranteed Account Value on the date of transfer, unless the balance after the transfer is less than $500 in which case the entire amount will be transferred. If the Written Notice of such transfer is received prior to the Contract Anniversary, the transfer will be made as of the Contract Anniversary; if the Written Notice is received after the Contract Anniversary, the transfer will be made as of the date Provident Mutual receives the Written Notice at its Administrative Office.

PAYMENT DEFERRAL

     Provident Mutual has the right to defer payment of any withdrawal, cash surrender, or transfer from the Guaranteed Account for up to six months from the date of receipt of the Written Notice for withdrawal, surrender, or transfer.

                             CHARGES AND DEDUCTIONS

SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)

     General. No charge for sales expense is deducted from premiums at the time premiums are paid. However, within certain time limits described below, a Surrender Charge (contingent deferred sales charge) is deducted from the Contract Account Value if a withdrawal is made or a Contract is surrendered before annuity payments begin. In the event surrender charges are not sufficient to cover sales expenses, the loss will be borne by Provident Mutual; conversely, if the amount of such charges proves more than enough, the excess will be retained by Provident Mutual. Provident Mutual does not currently believe that the surrender charges imposed will cover the expected costs of distributing the Contracts. Any shortfall will be made up from Provident Mutual's general assets.


     Charges for Withdrawals or Surrender. If a withdrawal is made or a Contract is surrendered, the applicable Surrender Charge will be as follows:

CONTRACT YEAR IN WHICH     CHARGES AS PERCENTAGE OF
     WITHDRAWAL OR                  AMOUNT
   SURRENDER OCCURS        WITHDRAWN OR SURRENDERED
-----------------------    -------------------------
           1                          6%
           2                           5
           3                           4
           4                           3
           5                           2
           6                           1
      7 and after                      0

     No Surrender Charge is deducted if the withdrawal or surrender occurs after six full Contract Years. In addition, no Surrender Charge is deducted on the Maturity Date if the Contract proceeds are applied under a Payment Option.

     In no event will the total Surrender Charges assessed under a Contract exceed 8 1/2% of the total gross premiums paid under that contract.

     If the Contract is being surrendered, the applicable Surrender Charge and Premium Tax Charge will be deducted from the Contract Account Value in determining the Cash Surrender Value. For a partial withdrawal, any applicable Surrender Charge and Premium Tax Charge will be deducted from the amount withdrawn, unless the Contract Owner requests in advance that the Surrender Charge and Premium Tax Charge be deducted from the remaining Contract Account Value. In this case, the amount that will be withdrawn from the Contract Account Value will equal the amount of the withdrawal request plus any Surrender Charge and Premium Tax Charge. If the requested amount is withdrawn from the Guaranteed Account and one or more of the Subaccounts, or is withdrawn from more than one Subaccount, then the Surrender Charge and Premium Tax Charge will be deducted form each Subaccount and/or from the Guaranteed Account based on the percentage of the withdrawal amount deducted from each Subaccount and/or from the Guaranteed Account. However, where such a withdrawal request would reduce the amount in a Subaccount or the Guaranteed Account below $500 and is therefore treated as a withdrawal of the entire amount of Contract Account Value in the Subaccount or the Guaranteed Account, then the Surrender charge and Premium Tax Charge that otherwise would be allocated to that account will be deducted from the amount withdrawn.

     Amounts Not Subject to Surrender Charge. Subject to certain restrictions, up to 10% of the Contract Account Value as of the beginning of a Contract Year may be withdrawn or surrendered in that Contract Year without a Surrender Charge. Specifically, after the first Contract Year, the otherwise applicable Surrender Charge will not be applied to the first and second withdrawals during a Contract Year to the extent that the amount withdrawn is not in excess of 10% of the Contract Account Value as of the beginning of such Contract Year. During the first Contract Year, the full amount of all withdrawals (and any surrender) will be subject to the Surrender Charge.

     After the first Contract Year, any amounts withdrawn in excess of 10% or subsequent to the second withdrawal in a Contract Year will be assessed a Surrender Charge. This right is not cumulative from Contract Year to Contract Year. If the Contract is surrendered and there have been no prior withdrawals during such Contract Year, no Surrender Charge will apply to the amount of the surrender up to 10% of the Contract Account Value as of the beginning of that Contract Year. If a surrender is made during a Contract Year in which there has not been more than one withdrawal made, the Contract Owner may surrender free of charge an amount equal to 10% of the Contract Account Value as of the beginning of the Contract Year less the total amount previously withdrawn during such Contract Year without imposition of the Surrender Charge. In the event that a surrender is made in excess of the amount which may be surrendered free of charge, only the excess amount will be subject to the Surrender Charge.

ADMINISTRATIVE CHARGES


     Annual Administration Fee. On each Contract Anniversary prior to and including the Maturity Date, and upon surrender of the Contract or on the Maturity Date (if other than on a Contract Anniversary), Provident Mutual deducts from the Contract Account Value an Annual Administration Fee of $30 to reimburse it for administrative expenses relating to the Contract. The charge will be deducted from each Subaccount and the Guaranteed Account based on the proportion that the value in each such account bears to the total Contract Account Value. No Annual Administrative Fee is payable during the annuity period.



     Asset-Based Administration Charge. To compensate Provident Mutual for costs associated with administration of the Contracts, prior to the Maturity Date Provident Mutual deducts a daily asset-based administration charge from the assets of the Variable Account equal to an annual rate of 0.15%.


TRANSFER PROCESSING FEE


     The first twelve transfers during each Contract Year are free. A $25 Transfer Processing Fee will be assessed for each additional transfer during such Contract Year. For the purpose of assessing the fee, each Written Notice of transfer is considered to be one transfer, regardless of the number of Subaccounts or accounts affected by the transfer. The processing fee will be deducted from the amount being transferred.


MORTALITY AND EXPENSE RISK CHARGE

     To compensate Provident Mutual for assuming mortality and expense risks, prior to the Maturity Date Provident Mutual deducts a daily Mortality and Expense Risk Charge from the assets of the Variable Account. Provident Mutual will impose a charge in an amount that is equal to an annual rate of 1.25% (daily rate of .00342466%) (approximately 0.70% for mortality risk and 0.55% for expense risk).


     The mortality risk Provident Mutual assumes is that Annuitants may live for a longer period of time than estimated when the guarantees in the contract were established. Because of these guarantees, each Payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk Provident Mutual assumes also includes a guarantee to pay a death benefit if the Annuitant dies before the Maturity Date. The expense risk Provident Mutual assumes is the risk that the surrender charges, administration fees, and transfer fees may be insufficient to cover actual future expenses.


OTHER CHARGES INCLUDING INVESTMENT ADVISORY FEES OF THE FUNDS

     Because the Variable Account purchases shares of the Funds, the net assets of each Subaccount of the Variable Account will reflect the investment advisory fees and operating expenses incurred by the Funds. For each Portfolio, an investment advisor is paid a daily fee by the Funds for its investment advisory services. Each advisory fee is a percentage of a Portfolio's average daily net assets, and thus the actual fee paid depends on the Portfolio and the assets of such Portfolio. Each Portfolio of the Funds is also responsible for its operating expenses. At the present time, certain expenses are being reimbursed and advisory fees waived. The expense reimbursement and fee waiver agreements are expected to continue past the current year. However, these agreements are subject to termination and, if any of the agreements are terminated, Fund expenses will increase. See the accompanying current Prospectuses for the Funds for further details.

PREMIUM TAXES

     Various states levy a premium tax on annuity contracts issued by insurance companies. Other states levy a premium tax on contracts sold in its state only if the state of domicile of the Company issuing such contract imposes a premium tax on contracts sold in that state. Premium tax rates are subject to change from time to time by legislative and other governmental action.

     If premium taxes are applicable to a Contract, they will be deducted from the Contract proceeds upon (i) a withdrawal from or surrender of the Contract or
(ii) application of the proceeds to a Payment Option or (iii) payment of death benefit proceeds.

OTHER TAXES

     Currently, no charge will be made against the Variable Account for Federal income taxes. Provident Mutual may, however, make such a charge in the future if income or gains within the Variable Account will result in any Federal income tax liability to Provident Mutual. Charges for other taxes attributable to the Variable Account, if any, may also be made.

                                PAYMENT OPTIONS

     The Contract ends on the Maturity Date, at which time the Contract Account Value will be applied under a Payment Option, unless the Owner elects to receive the Cash Surrender Value in a single sum. If an election of a Payment Option has not been filed at Provident Mutual's Administrative Office on the Maturity Date, the proceeds will be paid as a life annuity with payments for ten years guaranteed. Prior to the Maturity Date, the Owner can have the Cash Surrender Value applied under a Payment Option, or a Beneficiary can have the death benefit applied under a Payment Option. Any premium tax applicable will be deducted from the Cash Surrender Value or the Contract Account Value at the time payments commence. The Contract must be surrendered so that the applicable amount can be paid in a lump sum or a supplemental contract for the applicable Payment Option can be issued.

     The Payment Options available are described below. The term "Payee" means a person who is entitled to receive payment under that option. The Payment Options are fixed, which means that each option has a fixed and guaranteed amount to be paid during the annuity period that is not in any way dependent upon the investment experience of the Variable Account.

ELECTION OF OPTIONS

     An option may be elected, revoked, or changed at any time before the Maturity Date while the Annuitant is living. If the Payee is other than the Owner, the election of a Payment Option requires the consent of Provident Mutual. If an election is not in effect at the Annuitant's death or if payment is to be made in one sum under an existing election, the Beneficiary may elect one of the options after the death of the Annuitant.

     An election of option and any revocation or change must be made by Written Notice. It must be filed with the Administrative Office.

     An option may not be elected if any periodic payment under the election would be less than $50. Subject to this condition, payments may be made annually, semi-annually, quarterly, or monthly and are made at the beginning of such period.

DESCRIPTION OF OPTIONS

     Option A -- Life Annuity Option. To have the proceeds paid in equal amounts each month during the Payee's lifetime with payments ceasing with the last payment prior to the death of the Payee. No amounts are payable after the Payee dies. Therefore, if the Payee dies immediately following the date of the first payment, the Payee will receive one monthly payment only.

     Option B -- Life Annuity Option with 10 Years Guaranteed. To have the proceeds paid in equal amounts each month during the Payee's lifetime with the guarantee that payments will be made for a period of not less than ten years. Under this option, if any Beneficiary dies while receiving payment, the present value of the current dollar amount on the date of death of any remaining guaranteed payments will be paid in one sum to the executors or administrators of the Beneficiary unless otherwise provided in writing. Calculation of such present value shall be at 3% which is the rate of interest assumed in computing the amount of annuity payments.

     The amount of each payment will be determined from the Tables in the Contract which apply to the particular option using the Payee's age and sex. If the Contract is sold in a group or employer-sponsored arrangement, the amount of the payments will be based on the Payee's age only. Age will be determined from the nearest birthday at the due date of the first payment.

     Alternate Income Option. In lieu of one of the above options, the Contract Account Value, Cash Surrender Value or death benefit, as applicable, may be settled under an Alternate Income Option based on Provident Mutual's single premium immediate annuity rates in effect at the time of settlement. Such rates will be adjusted to a due basis. The first payment will be made immediately (at the beginning of the first month, rather than at the end of the month) which will result in receiving one additional payment. The income will then be increased by 4%. In no case will the income be less than that which would be payable if the amount were used to purchase a single premium immediate annuity adjusted to a due basis.

                            YIELDS AND TOTAL RETURNS

     From time to time, Provident Mutual may advertise or include in sales literature yields, effective yields, and total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Each Subaccount may, from time to time, advertise or include in sales literature performance relative to certain performance rankings and indices compiled by independent organizations. More detailed information as to the calculation of performance information, as well as comparisons with unmanaged market indices, appears in the Statement of Additional Information.

     Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Portfolio of the Funds. The Funds' performance in part reflects the Funds' expenses. See the Prospectuses for the Funds.

     The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

     The total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for one, five, and ten years, respectively, the total return for these periods will be provided. For periods prior to the date the Variable Account commenced operations, performance information for Contracts funded by the Subaccounts will be calculated based on the performance of the Funds' Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds' Portfolios, with the level of Contract charges that were in effect at the inception of the Subaccounts for the Contracts.

     The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shown the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the

Subaccount (including any surrender charge that would apply if an Owner terminated the Contract at the end of each period indicated, but excluding any deductions for premium taxes).

     In addition to the standard version described above, total return performance information computed on two different non-standard bases may be used in advertisements. Average total return information may be presented, computed on the same basis as described above, except deductions will not include the Surrender Charge. In addition, Provident Mutual may from time to time disclose average annual total return in non-standard formats and cumulative total return for Contracts funded by the Subaccounts.

     Non-standard performance date will only be disclosed if the standard performance date for the required periods is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.

     In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Subaccounts. Lipper Analytical Services, Inc. ("Lipper") and the Variable Annuity Research Data Service ("VARDS") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

     Lipper's rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provide data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

     Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

     Provident Mutual may also report other information including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio's investment experience is positive.

                               FEDERAL TAX STATUS

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE

INTRODUCTION

     This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the annuity contract issued by Provident Mutual. Any person concerned about these tax implications should consult a competent tax advisor before initiating any transaction. This discussion is based upon Provident Mutual's understanding of the present Federal income tax laws, as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present Federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

     The Contract may be purchased on a non-qualified basis ("Non-Qualified Contract") or purchased and used in connection with plans qualifying for favorable tax treatment ("Qualified Contract"). The Qualified

Contract is designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), or 408 of the Internal Revenue Code of 1986, as amended (the "Code"). The ultimate effect of Federal income taxes on the amounts held under a Contract, or annuity payments, and on the economic benefit to the Owner, the Annuitant, or the Beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on Provident Mutual's tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a Qualified Contract in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of a Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of a Contract. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special Federal income tax treatment.

TAX STATUS OF THE CONTRACT

     Diversification Requirements. Section 817(h) of the Code provides that separate account investments underlying a contract must be "adequately diversified" in accordance with Treasury regulations in order for the contract to qualify as an annuity contract under Section 72 of the Code. The Variable Account, through each Portfolio of the Funds, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in the various Subaccounts may be invested. Although Provident Mutual does not have control over the Funds in which the Variable Account invest, we believe that each Portfolio in which the Variable Account owns shares will meet the diversification requirements and that therefore the Contract will be treated as an annuity contract under the Code.

     In certain circumstances, owners of variable annuity contracts may be considered the owners, for Federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity contractowner's gross income. Several years ago, the IRS stated in published rulings that a variable contractowner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. More recently, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

     The ownership rights under the contract are similar to, but difference in certain respects from, those described by the Service in rulings in which it was determined that contractowners were not owners of separate account assets. For example, the Owner of the Contract has the choice of one or more Subaccounts in which to allocate premiums and Contract values, and may be able to transfer among Subaccounts more frequently than in such rulings. These differences could result in the contractowner's being treated as the owner of the assets of the Variable Account. In addition, Provident Mutual does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Provident Mutual therefore reserves the right to modify the Contract as necessary to attempt to prevent the contractowner from being considered the owner of the assets of the Variable Account.

     Required Distributions. In addition to the requirements of Section 817(h) of the Code, in order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that: (a) if any Owner dies on or after the Maturity Date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if any Owner dies prior to the annuity commencement date, the entire interest in the Contract will be distributed within five years after the date of the Owner's death. These requirements will be considered satisfied as to any portion of the Owner's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of that Owner's death. The Owner's "designated beneficiary" is the person designated by such owner as a Beneficiary and to whom ownership of the Policy passes by reason of death and must be a natural person. However, if the owner's "designated beneficiary" is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner.

     The Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. Provident Mutual intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

     Other rules may apply to Qualified Contracts.

     The following discussion assumes that the Contracts will qualify as annuity contracts for Federal income tax purposes.

TAXATION OF ANNUITIES

     In General. Section 72 of the Code governs taxation of annuities in general. Provident Mutual believes that an Owner who is a natural person generally is not taxed on increases in the value of a Contract until distribution occurs by withdrawing all or part of the Contract Account Value (e.g., partial withdrawals and complete surrenders) or as annuity payments under the Payment Option elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Contract Account Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income.

     The Owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the Contract Account Value over the "investment in the contract" during the taxable year. There are some exceptions to this rule, and a prospective Owner is not a natural person may wish to discuss these with a competent tax advisor.

     The following discussion generally applies to Contracts owned by natural persons.

     Withdrawals.  In the case of a withdrawal from a Qualified Contract, under
Section 72(e) of the Code a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of any individual under a Contract which was not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from Qualified Contracts.


     In the case of a withdrawal (including Systematic Withdrawals) from a Non-Qualified Contract before the Maturity Date, under Code Section 72(e) amounts received are generally first treated as taxable income to the extent that the accumulation value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable.


     In the case of a full surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the "investment in the contract."

     Annuity Payments. Although tax consequences may vary depending on the Payment Option elected under an annuity contract, under Code Section 72(b), generally (prior to recovery of the investment in the contract) gross income does not include that part of any amount received as an annuity under an annuity contract that bears the same ratio to such amount as the investment in the contract bears to the expected return at the annuity starting date. Stated differently, prior to recovery of the investment in the contract, in general, there is no tax on the amount of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments; however, the remainder of each income payment is taxable. After the "investment in the contract" is recovered, the full amount of any additional annuity payments is taxable.

     Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of the death of the Owner or an Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract; or (ii) if distributed under a Payment Option, they are taxed in the same way as annuity payments. For these purposes, the investment in the contract is not affected by the owner's or annuitant's death. That is, the investment in the contract remains the amount of any purchase payments paid which were not excluded from gross income.

     Penalty Tax on Certain Withdrawals. In the case of a distribution pursuant to a Non-Qualified Contract, there may be imposed a Federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty on distributions:

     1. made on or after the taxpayer reaches age 59 1/2;
     2. made on or after the death of the holder (or if the holder is not an individual, the death of the primary annuitant);
     3. attributable to the taxpayer's becoming disabled;
     4. a part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated beneficiary;
     5. made under an annuity contract that is purchased with a single premium when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period; and
     6. made under certain annuities issued in connection with structured settlement agreements.

     Other tax penalties may apply to certain distributions under a Qualified Contract, as well as to certain contributions, loans, and other circumstances.

     Possible Tax Changes. In recent years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. For example, one such proposal would have changed the tax treatment of non-qualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. Although as of the date of this prospectus Congress is not considering any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT

     A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Maturity Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, or exchange of a Contract should contact a competent tax advisor with respect to the potential effects of such a transaction.

WITHHOLDING

     Pension and annuity distributions generally are subject to withholding for the recipient's Federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions. Effective January 1, 1993, distribution from certain qualified plans are generally subject to mandatory withholding.

MULTIPLE CONTRACTS

     All non-qualified deferred annuity contracts entered into after October 21, 1988 that are issued by Provident Mutual (or its affiliates) to the same Owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includible in gross income under Code Section 72(e). The effects of this rule are not yet clear; however, it could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same Owner. Accordingly, a Contract Owner should consult a competent tax advisor before purchasing more than one annuity contract.

TAXATION OF QUALIFIED PLANS

     The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; aggregate distributions in excess of a specified annual amount; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Contract Owners, the Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but Provident Mutual shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless Provident Mutual consents. Some retirement plans are subject to distribution and other requirements that are not incorporated in the administration of the Contracts. Owners are responsible for determining that contributions, distributions and other transactions with respect to the Contracts satisfy applicable law. Brief descriptions follow of the various types of qualified retirement plans in connection with a Contract. Provident Mutual will amend the Contract as necessary to conform it to the requirements of the Code.

     Corporate Pension and Profit Sharing Plans. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Contract to provide benefits under the plans. Adverse tax consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments. Corporate employers intending to use the Contract with such plans should seek competent advice.


     Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA". These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible, and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. Sales of the Contract for use with IRAs may be subject to special requirements on the Internal Revenue Service. The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not generally ruled whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.



     SIMPLE Retirement Accounts. Beginning January 1, 1997, certain small employers may establish Simple Retirement Accounts as provided by Section 408(p) of the Code, under which employees may elect to defer up to $6,000 (as increased for cost of living adjustments) as a percentage of compensation. The sponsoring employer is required to make a matching contribution on behalf of contributing employees. Distributions from a Simple Retirement Account are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age
59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan. The failure of the Simple Retirement Account to meet Code requirements may result in adverse tax consequences.



     Tax Sheltered Annuities. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premiums paid, within certain limits, on a Contract that will provide an annuity for the employee's retirement. Code section 403(b)(11) restricts the distribution under Code section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.



RESTRICTIONS UNDER QUALIFIED CONTRACTS


     Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

POSSIBLE CHARGE FOR PROVIDENT MUTUAL'S TAXES

     At the present time, the Company makes no charge to the Subaccounts for any Federal, state, or local taxes that the Company incurs which may be attributable to such Subaccounts or to the Contracts. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Subaccounts or to the Contracts.

     If any tax charges are made in the future, they will be accumulated daily and transferred from the applicable Subaccount to Provident Mutual's General Account. Any investment earnings on tax charges accumulated in a Subaccount will be retained by Provident Mutual.

OTHER TAX CONSEQUENCES

     As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the Federal income tax consequences discussed herein reflect Provident Mutual's understanding of current law and the law may change. Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. A competent tax advisor should be consulted for further information.

                           DISTRIBUTION OF CONTRACTS


     The Contracts will be offered to the public on a continuous basis, and Provident Mutual does not anticipate discontinuing the offering of the Contracts. However, Provident Mutual reserves the right to discontinue the offering. Applications for Contracts are solicited by agents who are licensed by applicable state insurance authorities to sell Provident Mutual's variable annuity contracts and who are also registered representatives of 1717 Capital Management Company ("1717") or broker/dealers having selling agreements with 1717 or broker/dealers having selling agreements with such broker/dealers. 1717 is a wholly owned indirect subsidiary of Provident Mutual and is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.


     1717 acts as the Principal Underwriter, as defined in the Investment Company Act of 1940, of the Contracts for the Variable Account pursuant to an Underwriting Agreement between Provident Mutual and 1717. 1717 is not obligated to sell any specific number of Contracts. 1717's principal business address is Christiana Executive Campus, P.O. Box 15626, Wilmington, Delaware 19850. The Contracts may also be sold through other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable annuity contracts. 1717 has entered into a Selling Agreement with Equity Services, Inc. (ESI), a registered broker-dealer affiliated with 1717. Under the terms of the Selling Agreement registered representatives of ESI will solicit applications and ESI will also enter into selling agreements with other broker-dealers with respect to distribution of the Contracts. 1717 and ESI receive the full commissions on Contracts sold by their registered representatives. Nonaffiliated broker-dealers receive full commissions on Contracts sold by their registered representatives, less a nominal charge by 1717 or ESI for expenses incurred. The commissions paid are no greater than 6 1/2% of premiums.

                               LEGAL PROCEEDINGS

     There are at present no legal proceedings to which the Variable Account is a party or the assets of the Variable Account are subject. Provident Mutual is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Variable Account.

                                 VOTING RIGHTS

     In accordance with its view of present applicable law, Provident Mutual will vote the Portfolio shares held in the Variable Account at special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended, or if the present interpretation thereof should change, or Provident Mutual determines that it is allowed to vote the Portfolio shares in its own right, it may elect to do so.

     The number of votes which are available to an Owner will be calculated separately for each Subaccount of the Variable Account, and may include fractional votes. The number of votes attributable to a Subaccount will be determined by applying an Owner's percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount. An Owner holds a voting interest in each Subaccount to which the Variable Account Value is allocated. The Owner only has voting interest prior to the Maturity Date.

     The number of votes of a Portfolio which are available to the Contract Owner will be determined as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at the relevant meeting of each Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Funds.

     Fund shares as to which no timely instructions are received and shares held by Provident Mutual in a Subaccount as to which an Owner has no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Subaccount. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

     Each person having a voting interest in a Subaccount will receive proxy materials, reports, and other material relating to the appropriate Portfolio.

                              FINANCIAL STATEMENTS


     The audited statements of financial condition for Provident Mutual as of December 31, 1996 and 1995 and the related statements of operations, changes in unassigned surplus and cash flows for each of the three years in the period ended December 31, 1996, as well as the Report of Independent Accountants are contained in the Statement of Additional Information. The audited statement of assets and liabilities of the Variable Account as of December 31, 1996, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended are included in the Statement of Additional Information.

             STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS


                                                                                        PAGE
                                                                                        -----
Additional Contract Provisions......................................................      S-2
     The Contract...................................................................      S-2
     Incontestability...............................................................      S-2
     Misstatement of Age or Sex.....................................................      S-2
     Dividends......................................................................      S-2
Calculation of Yields and Total Returns.............................................      S-2
     Money Market Subaccount Yields.................................................      S-2
     Other Subaccount Yields........................................................      S-3
     Average Annual Total Returns...................................................      S-4
     Other Total Returns............................................................      S-6
     Effect of the Administration Fee on Performance Data...........................      S-8
Termination of Participation Agreements.............................................      S-8
Safekeeping of Account Assets.......................................................      S-9
State Regulation....................................................................      S-9
Records and Reports.................................................................      S-9
Legal Matters.......................................................................     S-10
Experts.............................................................................     S-10
Other Information...................................................................     S-10
Financial Statements................................................................     S-10